================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 30, 1998


                   AAMES CAPITAL ACCEPTANCE CORP. ON BEHALF OF
                           AAMES MORTGAGE TRUST 1998-B
  -----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         DELAWARE                    333-46893-01                 95-4619902
(State or other jurisdiction         (Commission             (I.R.S.  employer
    of incorporation)                file number)            identification no.)



  350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                       90071
----------------------------------------                           ----------
(Address of principal executive offices)                           (ZIP Code)

                                 (213) 210-5270
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events

         Aames Capital Acceptance Corp. (the "Transferor") and an affiliate, Aames Capital Corporation, registered up to $2,500,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-46893-01) (the "Registration Statement"). Pursuant to the Registration Statement, the Transferor filed a Prospectus Supplement dated June 15, 1998, and a Prospectus, dated April 20, 1998 (collectively, the "Prospectus"), relating to $625,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-B (the "Certificates"), issued by Aames Mortgage Trust 1998-B ("Trust") on June 18, 1998 (the "Closing Date"). The Certificates consist of the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-IO, Class A-1A, Class M-1A, Class M-2A and Class B-IA Certificates (together, the "Offered Certificates"), Class R Certificates and Class C Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement") between the Transferor, Aames Capital Corporation, as Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $99,971,063 (the "Prefunding Account Deposit") was deposited in the Prefunding Account in the name of the Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans") on or before July 14, 1998. All of the Prefunding Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

         On June 30, 1998, the Trustee, on behalf of the Trust, and the Transferor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $99,970,375.68 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price equal to such balance.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

         Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-46893-01.

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of June 30, 1998 ("the Subsequent Cut-off Date"). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 7,710 Mortgage Loans and has an aggregate principal balance of $625,050,261.33.

FIXED RATED GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $250,051,092.47. Approximately 89.14%, 6.55% and 4.31% of the
Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.46% of the Mortgage Loans in the Fixed Rate Group by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 100% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 73.43%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $399,274.84 and $64,713.02, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $108,837.92.

         The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") in the Fixed Rate Group ranged from 6.500% per annum to 18.220% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 10.322% per annum.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 310 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 311 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately two months.

         Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 97.38% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 2.62% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 360 months that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $374,999,168.86. Approximately 85.78%, 6.37% and 7.84% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance) were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.37% of the Mortgage Loans in the Adjustable Rate Group (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 90.26% and the original weighted average original Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 78.14%. The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $500,000.00 and $97,503.68, respectively. The average appraised value of the Mortgaged Properties was $127,958.37.

         The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, one year, two years, three years or five years after the related date of origination, adjust based on six-month LIBOR. The Mortgage Loans in the Adjustable Rate Group have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 9.775% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 6.018%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 3.625% to 10.625%. For each Mortgage Loan in the Adjustable Rate Group that has an initial rate adjustment date that is six months, two years, three years or five years from the date of origination, the related Mortgage Note provides for a rate cap as to its first Adjustment Date of from 1.000% to 3.000% and a rate cap as to each subsequent Adjustment Date of from 0.5000% to 6.000%. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from 12.250% per annum to 21.740% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.405% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from 4.950% per annum to 15.740% per annum. The weighted average Minimum Rate was approximately 9.877% per annum.

         Mortgage Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years. The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 358 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was 0.974 months.

         None of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

                                FIXED RATE GROUP
                          TYPE OF MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Property Type                  Loans         Balance          Balance
-------------                ---------    ---------------  -------------
Single-family                   3491       222,890,907.23      89.14
Condominiums                     150        10,779,461.21       4.31
2 to 4 Family                    223        16,380,724.03       6.55
--------------------------------------------------------------------------
Total...............            3864      $250,051,092.47     100.00%
==========================================================================


                                FIXED RATE GROUP
                                OCCUPANCY STATUS

                                                               Percentage of
                                              Aggregate        Cut-Off Date
                             Number of         Unpaid           Aggregate
                             Mortgage         Principal         Principal
Occupancy Status              Loans            Balance           Balance
----------------             ---------    ---------------      -------------
Owner Occ./Prim. Resid.         3794       246,226,971.48          98.47
Non Own Occ/Investor              70         3,824,120.99           1.53
----------------------------------------------------------------------------
Total..................         3864      $250,051,092.47         100.00%
============================================================================

                                FIXED RATE GROUP
                                PRIORITY OF LIEN

                                                            Percentage of
                                           Aggregate        Cut-Off Date
                     Number of              Unpaid            Aggregate
                     Mortgage              Principal          Principal
Lien Priority          Loans                Balance            Balance
-------------        ---------          ---------------     -------------
First Lien              3360             234,856,033.91        93.92
Second Lien              498              15,065,457.99         6.02
Third Lien3                5                 120,248.50         0.05
Fourth Lien                1                   9,352.07         0.00
--------------------------------------------------------------------------
Total...............    3864            $250,051,092.47       100.00%
==========================================================================

                                FIXED RATE GROUP
                       TYPE OF LOAN BY AMORTIZATION METHOD

                                                               Percentage of
                                               Aggregate        Cut-Off Date
                             Number of          Unpaid            Aggregate
                             Mortgage          Principal          Principal
Amortization Method            Loans            Balance            Balance
-------------------          ---------     ---------------     -------------
Fully Amortizing                3772        243,495,843.73          97.38
Partially Amortizing              92          6,555,248.74           2.62
----------------------------------------------------------------------------
Total..................         3864       $250,051,092.47         100.00%
============================================================================



                                FIXED RATE GROUP
                          COMBINED LOAN-TO-VALUE RATIOS


                                                              Percentage of
                                              Aggregate        Cut-Off Date
                               Number of       Unpaid           Aggregate
Range of Combined              Mortgage       Principal         Principal
Loan-to-Value Ratios            Loans          Balance           Balance
--------------------           ---------   ---------------    -------------
  5.001% to  10.000%                5           108,409.77         0.04
 10.001% to  15.000%               18           281,223.13         0.11
 15.001% to  20.000%               34           867,568.23         0.35
 20.001% to  25.000%               37         1,229,532.67         0.49
 25.001% to  30.000%               56         1,653,214.16         0.66
 30.001% to  35.000%               51         1,883,895.82         0.75
 35.001% to  40.000%               91         3,600,298.42         1.44
 40.001% to  45.000%               90         3,377,599.38         1.35
 45.001% to  50.000%              139         6,543,312.85         2.62
 50.001% to  55.000%              134         6,552,661.73         2.62
 55.001% to  60.000%              205         9,898,987.16         3.96
 60.001% to  65.000%              444        24,967,927.10         9.99
 65.001% to  70.000%              435        23,898,018.64         9.56
 70.001% to  75.000%              707        41,443,494.13        16.57
 75.001% to  80.000%              711        54,928,886.06        21.97
 80.001% to  85.000%              258        22,537,969.71         9.01
 85.001% to  90.000%              444        45,922,544.87        18.37
 90.001% to  95.000%                1            21,465.89         0.01
 95.001% to 100.000%                4           334,082.75         0.13
--------------------------------------------------------------------------
Total....................        3864      $250,051,092.47       100.00%
==========================================================================

                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                         Percentage of
                                         Aggregate       Cut-Off Date
   Range of              Number of        Unpaid           Aggregate
Original Terms to        Mortgage        Principal         Principal
Maturity (months)         Loans           Balance           Balance
-----------------        ---------   ---------------     -------------
 49 to  60                   38           826,875.44         0.33%
 61 to  72                    5            90,804.83         0.04%
 73 to  84                   14           304,748.26         0.12%
 85 to  96                    7           184,282.66         0.07%
 97 to 108                    2            66,783.89         0.03%
109 to 120                  158         4,622,890.92         1.85%
121 to 132                    6           303,123.63         0.12%
133 to 144                    4           125,307.43         0.05%
145 to 156                    2           102,017.33         0.04%
169 to 180                1,208        53,569,993.51        21.42%
181 to 192                   21         1,137,393.22         0.45%
193 to 204                    1            76,500.00         0.03%
229 to 240                   72         4,938,088.71         1.97%
265 to 276                    1            76,920.71         0.03%
289 to 300                    9           529,814.13         0.21%
349 to 360                2,316       183,095,547.80        73.22%
--------------------------------------------------------------------------
Total............         3,864      $250,051,092.47       100.00%
==========================================================================

                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY
                                    (BALLOON)

                                                            Percentage of
                                             Aggregate      Cut-Off Date
  Range of                    Number of       Unpaid          Aggregate
Original Terms to             Mortgage       Principal        Principal
Maturity (months)              Loans         Balance          Balance
-----------------             ---------   -------------     ------------
109 to 120                       2            71,359.38         1.09%
121 to 132                       4           201,668.45         3.08%
169 to 180                      66         5,153,654.82        78.62%
181 to 192                      20         1,128,566.09        17.22%
------------------------------------------------------------------------
Total............               92        $6,555,248.74       100.00%
========================================================================

                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY


                                                            Percentage of
                                            Aggregate        Cut-Off Date
     Range of            Number of           Unpaid           Aggregate
Remaining Terms to       Mortgage           Principal         Principal
Maturity (months)          Loans             Balance           Balance
-----------------        ---------    ---------------       -------------
 24 to  36                    3             19,773.00           0.01%
 36 to  48                    6             59,942.03           0.02%
 48 to  60                   43            923,597.17           0.37%
 60 to  72                   10            304,819.59           0.12%
 72 to  84                   16            341,100.33           0.14%
 84 to  96                    7            212,624.90           0.09%
 96 to 108                    8            243,983.70           0.10%
108 to 120                  160          4,732,382.14           1.89%
120 to 132                   11            347,954.10           0.14%
132 to 144                   11            389,518.91           0.16%
144 to 156                    6            262,372.97           0.10%
156 to 168                    3            277,230.64           0.11%
168 to 180                1,179         53,114,832.76          21.24%
180 to 192                    4            152,500.00           0.06%
192 to 204                    1             76,500.00           0.03%
228 to 240                   70          4,889,677.59           1.96%
264 to 276                    1             76,920.71           0.03%
288 to 300                    9            529,814.13           0.21%
312 to 324                    1             87,257.95           0.03%
336 to 348                    2             61,642.58           0.02%
348 to 360                2,313        182,946,647.27          73.16%
----------------------------------------------------------------------
Total............         3,864       $250,051,092.47         100.00%
======================================================================

                                FIXED RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES


                                                             Percentage of
                                           Aggregate          Cut-Off Date
                          Number of         Unpaid             Aggregate
Range of Mortgage         Mortgage         Principal           Principal
 Interest Rates            Loans            Balance             Balance
 --------------           ---------  -----------------       -------------
 6.001% to  6.500%             9          2,051,758.17            0.82
 6.501% to  7.000%             5            540,276.58            0.22
 7.001% to  7.500%            12          1,266,510.90            0.51
 7.501% to  7.750%            11          1,514,045.30            0.61
 7.751% to  8.000%            44          4,786,477.61            1.91
 8.001% to  8.250%            65          5,877,377.11            2.35
 8.251% to  8.500%            88          8,944,521.24            3.58
 8.501% to  8.750%           116         11,563,157.65            4.62
 8.751% to  9.000%           193         17,059,856.13            6.82
 9.001% to  9.250%           161         11,496,323.56            4.60
 9.251% to  9.500%           207         16,740,849.48            6.69
 9.501% to  9.750%           218         18,056,770.48            7.22
 9.751% to 10.000%           247         19,462,182.25            7.78
10.001% to 10.250%           203         11,816,529.12            4.73
10.251% to 10.500%           316         18,917,365.42            7.57
10.501% to 10.750%           272         17,336,889.12            6.93
10.751% to 11.000%           259         15,387,206.00            6.15
11.001% to 11.250%           161          8,335,117.84            3.33
11.251% to 11.500%           206         10,406,097.14            4.16
11.501% to 11.750%           180          9,287,171.97            3.71
11.751% to 12.000%           166          8,474,813.71            3.39
12.001% to 12.250%           146          6,638,598.36            2.65
12.251% to 12.500%           115          4,860,308.23            1.94
12.501% to 12.750%            81          3,533,344.36            1.41
12.751% to 13.000%            63          2,596,525.12            1.04
13.001% to 13.250%            75          3,291,320.56            1.32
13.251% to 13.500%            55          1,936,294.76            0.77
13.501% to 13.750%            34          1,251,455.78            0.50
13.751% to 14.000%            38          1,646,590.58            0.66
14.001% to 14.250%            34          1,292,582.90            0.52
14.251% to 14.500%            15            655,128.04            0.26
14.501% to 14.750%            28          1,018,314.28            0.41
14.751% to 15.000%             9            580,093.83            0.23
15.001% to 15.250%            10            433,933.93            0.17
15.251% to 15.500%            10            575,772.70            0.23
15.501% to 15.750%             5            173,930.24            0.07
16.501% to 16.750%             2             25,696.16            0.01
16.751% to 17.000%             3            169,612.71            0.07
17.501% to 18.000%             1             40,293.15            0.02
18.001% to 18.500%             1             10,000.00            0.00
--------------------------------------------------------------------------
Total..........             3864       $250,051,092.47          100.00%
==========================================================================

                                FIXED RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                               Percentage of
                                                 Aggregate     Cut-Off Date
       Range of                   Number of        Unpaid        Aggregate
    Cut-Off Date                  Mortgage        Principal      Principal
  Principal Balance                Loans          Balance         Balance
  -----------------               ---------   ---------------  -------------
  $        .01 to  25,000.00         651        12,030,221.53       4.81
  $  25,000.01 to  50,000.00       1,244        46,765,457.41      18.70
  $  50,000.01 to  75,000.00         854        52,215,381.86      20.88
  $  75,000.01 to 100,000.00         459        39,944,855.92      15.97
  $ 100,000.01 to 150,000.00         425        50,984,933.28      20.39
  $ 150,000.01 to 191,250.00         120        20,024,129.38       8.01
  $ 191,250.01 to 200,000.00          20         3,934,771.72       1.57
  $ 200,000.01 to 250,000.00          44         9,742,104.78       3.90
  $ 250,000.01 to 300,000.00          22         5,956,685.92       2.38
  $ 300,000.01 to 350,000.00          20         6,592,498.39       2.64
  $ 350,000.01 to 400,000.00           5         1,860,052.28       0.74
--------------------------------------------------------------------------
Total....................           3864      $250,051,092.47     100.00%
==========================================================================


                                FIXED RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS


                                                                Percentage of
                                              Aggregate         Cut-Off Date
                             Number of         Unpaid             Aggregate
                             Mortgage         Principal           Principal
Originator                    Loans            Balance             Balance
----------                   ---------      ---------------     -------------
Affiliated:
  RETAIL                        2168         113,498,152.78         45.39
  BROKERS NETWORK               1127          81,559,016.83         32.62
Unaffiliated:                    569          54,993,922.86         21.99
--------------------------------------------------------------------------
Total...............            3864        $250,051,092.47        100.00%
==========================================================================

                                FIXED RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                            Aggregate     Cut-Off Date
                          Number of          Unpaid         Aggregate
                          Mortgage          Principal       Principal
State                      Loans             Balance         Balance
-----                     ---------    ---------------    -------------
Alaska                       1               47,230.22         0.02
Arizona                    147            8,940,499.86         3.58
Arkansas                    11              562,194.60         0.22
California                 578           48,851,101.82        19.54
Colorado                    98            7,730,576.95         3.09
Connecticut                 30            1,782,610.64         0.71
Dist of Col                 11              845,235.52         0.34
Florida                    495           33,661,772.03        13.46
Georgia                     81            4,683,450.40         1.87
Hawaii                      33            6,488,031.99         2.59
Idaho                        4              304,807.72         0.12
Illinois                   148            7,735,854.03         3.09
Indiana                     94            4,717,956.79         1.89
Iowa                         6              281,346.83         0.11
Kansas                      29            1,295,984.84         0.52
Kentucky                    39            1,580,863.08         0.63
Louisiana                   79            3,898,951.66         1.56
Maryland                    69            4,400,012.66         1.76
Massachusetts               32            2,760,096.96         1.10
Michigan                   236           10,450,431.30         4.18
Minnesota                   38            2,499,808.02         1.00
Mississippi                 22            1,138,649.73         0.46
Missouri                   129            5,017,120.29         2.01
Montana                      2              220,510.26         0.09
Nebraska                     8              505,211.02         0.20
Nevada                      31            2,408,972.60         0.96
New Hampshire                1              179,250.31         0.07
New Jersey                  80            5,138,425.85         2.05
New Mexico                   9              798,450.00         0.32
New York                   172           13,966,509.29         5.59
North Carolina              78            4,636,549.22         1.85
Ohio                       186            9,573,031.33         3.83
Oklahoma                    18              792,383.93         0.32
Oregon                      78            6,464,086.60         2.59
Pennsylvania               151            6,155,960.77         2.46
Rhode Island                15              942,014.28         0.38
South Carolina              37            1,757,798.72         0.70
Tennessee                   90            5,959,988.53         2.38
Texas                      280           16,274,947.63         6.51
Utah                        48            3,467,453.53         1.39
Vermont                      1               22,490.78         0.01
Virginia                    33            2,433,262.75         0.97
Washington                 107            7,202,207.73         2.88
West Virginia                1              145,000.00         0.06
Wisconsin                   28            1,331,999.40         0.53
------------------------------------------------------------------------
Total...............      3864         $250,051,092.47       100.00%
========================================================================

                              ADJUSTABLE RATE GROUP
                          TYPE OF MORTGAGED PROPERTIES


                                                             Percentage of
                                             Aggregate       Cut-Off Date
                             Number of        Unpaid          Aggregate
                             Mortgage        Principal        Principal
Property Type                 Loans           Balance         Balance
-------------                ---------    ---------------   -------------
Single-family                   3298       321,687,158.92      85.78
Condominiums                     291        29,409,605.74       7.84
2 to 4 Family                    257        23,902,404.20       6.37
-------------------------------------------------------------------------
Total...............            3846      $374,999,168.86     100.00%
=========================================================================



                              ADJUSTABLE RATE GROUP
                                OCCUPANCY STATUS


                                                                Percentage of
                                             Aggregate         Cut-Off Date
                             Number of        Unpaid             Aggregate
                             Mortgage        Principal           Principal
Occupancy Status              Loans           Balance             Balance
----------------             ---------    ---------------      -------------
Owner Occ./Prim. Resid.        3740        368,308,690.36          98.22
Non Own Occ/Investor            106          6,690,478.50           1.78
----------------------------------------------------------------------------
Total..................         3846      $374,999,168.86         100.00%
============================================================================


                              ADJUSTABLE RATE GROUP
                               AMORTIZATION METHOD


                                                               Percentage of
                                             Aggregate         Cut-Off Date
                             Number of        Unpaid             Aggregate
                             Mortgage        Principal           Principal
Amortization Method           Loans           Balance             Balance
-------------------          ---------    ---------------      ------------
Fully Amortizing                3845       374,898,379.86          99.97
Partially Amortizing               1           100,789.00           0.03
---------------------------------------------------------------------------
Total..................         3846      $374,999,168.86         100.00%
===========================================================================

                              ADJUSTABLE RATE GROUP
                          COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                              Aggregate          Cut-Off Date
                              Number of        Unpaid             Aggregate
 Range of Combined            Mortgage        Principal           Principal
 Loan-To-Value Ratios          Loans           Balance             Balance
 --------------------         ---------    ---------------      ------------
 10.001% to 15.000%               3             150,967.40            0.04
 15.001% to 20.000%               4             132,391.02            0.04
 20.001% to 25.000%               7             269,075.17            0.07
 25.001% to 30.000%               8             559,893.48            0.15
 30.001% to 35.000%               9             336,212.41            0.09
 35.001% to 40.000%              12             585,181.42            0.16
 40.001% to 45.000%              28           2,092,208.34            0.56
 45.001% to 50.000%              49           3,425,980.63            0.91
 50.001% to 55.000%              42           3,166,406.83            0.84
 55.001% to 60.000%             123           9,342,955.98            2.49
 60.001% to 65.000%             396          29,712,616.40            7.92
 65.001% to 70.000%             356          28,021,237.40            7.47
 70.001% to 75.000%             649          59,710,089.93           15.92
 75.001% to 80.000%            1074         111,781,685.87           29.81
 80.001% to 85.000%             345          35,916,028.61            9.58
 85.001% to 90.000%             739          89,507,024.89           23.87
 90.001% to 95.000%               2             289,213.08            0.08
--------------------------------------------------------------------------
Total....................      3846        $374,999,168.86          100.00%
==========================================================================


                              ADJUSTABLE RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
                                   Number of        Unpaid          Aggregate
Original Term                       Mortgage       Principal        Principal
to Maturity (months)                 Loans          Balance          Balance
--------------------               ---------    ---------------    ------------
168 to 180                              79         4,413,710.07         1.18%
228 to 240                               2           293,582.51         0.08%
348 to 360                           3,765       370,291,876.28        98.74%
------------------------------------------------------------------------------
Total............                    3,846      $374,999,168.86       100.00%
==============================================================================

                              ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY

                                           Aggregate         Percentage of
  Range of                                  Unpaid            Cut-Off Date
Remaining Terms          Number of         Principal           Aggregate
to Maturity (months)  Mortgage Loans        Balance         Principal Balance
--------------------  --------------    ---------------     -----------------
168 to 180                  79             4,413,710.07           1.18%
228 to 240                   2               293,582.51           0.08%
336 to 348                   4               277,167.78           0.07%
348 to 360               3,761           370,014,708.50          98.67%
-----------------------------------------------------------------------------
Total............        3,846          $374,999,168.86         100.00%
=============================================================================


                              ADJUSTABLE RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES


                                           Aggregate        Percentage of
                          Number of         Unpaid          Cut-Off Date
 Range of Mortgage         Mortgage        Principal          Aggregate
 Interest Rates             Loans           Balance        Principal Balance
 --------------           ---------     ---------------    -----------------
 5.501% to  6.000%              1            142,355.13          0.04
 6.001% to  6.500%              2            325,000.00          0.09
 6.501% to  7.000%             23          3,011,581.96          0.80
 7.001% to  7.500%             43          4,961,283.49          1.32
 7.501% to  7.750%             44          5,498,191.75          1.47
 7.751% to  8.000%             98         12,515,938.24          3.34
 8.001% to  8.250%             86         10,392,929.59          2.77
 8.251% to  8.500%            142         18,520,681.22          4.94
 8.501% to  8.750%            197         23,991,746.21          6.40
 8.751% to  9.000%            331         39,947,800.50         10.65
 9.001% to  9.250%            217         24,040,514.62          6.41
 9.251% to  9.500%            334         36,684,796.88          9.78
 9.501% to  9.750%            320         31,558,557.45          8.42
 9.751% to 10.000%            369         37,182,207.00          9.92
10.001% to 10.250%            190         17,228,963.88          4.59
10.251% to 10.500%            269         21,606,842.15          5.76
10.501% to 10.750%            218         17,664,441.09          4.71
10.751% to 11.000%            210         15,793,685.67          4.21
11.001% to 11.250%            121          9,787,892.25          2.61
11.251% to 11.500%             86          6,131,511.78          1.64
11.501% to 11.750%             78          6,118,339.41          1.63
11.751% to 12.000%             86          6,125,922.04          1.63
12.001% to 12.250%             55          3,868,963.57          1.03
12.251% to 12.500%             59          3,990,359.55          1.06
12.501% to 12.750%             44          3,326,678.20          0.89
12.751% to 13.000%             50          3,951,293.08          1.05
13.001% to 13.250%             28          1,672,825.57          0.45
13.251% to 13.500%             41          2,539,613.72          0.68
13.501% to 13.750%             40          2,567,053.36          0.68
13.751% to 14.000%             23          1,284,957.98          0.34
14.001% to 14.250%             21          1,171,519.60          0.31
14.251% to 14.500%             15            948,972.00          0.25
14.501% to 14.750%              1             30,200.00          0.01
14.751% to 15.000%              3            341,758.88          0.09
15.501% to 15.750%              1             73,791.04          0.02
----------------------------------------------------------------------------
Total..........              3846       $374,999,168.86        100.00%
============================================================================

                              ADJUSTABLE RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                              Percentage of
                                               Aggregate      Cut-Off Date
                                Number of       Unpaid         Aggregate
 Range of Cut-Off Date           Mortgage      Principal       Principal
 Principal Balances               Loans         Balance         Balance
 ------------------             ---------   ---------------   -------------
 $         .01 to   25,000.00       90         1,910,382.47       0.51
 $   25,000.01 to   50,000.00      777        29,752,464.03       7.93
 $   50,000.01 to   75,000.00      853        53,866,899.31      14.36
 $   75,000.01 to  100,000.00      702        61,788,744.82      16.48
 $  100,000.01 to  150,000.00      831       101,141,490.99      26.97
 $  150,000.01 to  191,250.00      264        44,035,804.85      11.74
 $  191,250.01 to  200,000.00       52        10,196,617.12       2.72
 $  200,000.01 to  250,000.00      150        33,578,606.01       8.95
 $  250,000.01 to  300,000.00       76        20,740,019.99       5.53
 $  300,000.01 to  350,000.00       37        12,186,196.27       3.25
 $  350,000.01 to  400,000.00        9         3,398,231.39       0.91
 $  450,000.01 to  500,000.00        5         2,403,711.61       0.64
--------------------------------------------------------------------------
Total....................         3846      $374,999,168.86     100.00%
==========================================================================



                              ADJUSTABLE RATE GROUP
                             RANGE OF GROSS MARGINS

                                               Aggregate        Percentage of
                                                Unpaid           Cut-Off Date
   Range of                Number of           Principal          Aggregate
 Gross Margin            Mortgage Loans         Balance       Principal Balance
 ------------            --------------    ---------------    -----------------
 3.501% to  4.000%              4               305,972.88           0.08
 4.001% to  4.500%             16             2,033,701.75           0.54
 4.501% to  5.000%            806            82,381,373.03          21.97
 5.001% to  5.500%            696            72,290,278.06          19.28
 5.501% to  6.000%            856            77,938,028.98          20.78
 6.001% to  6.500%            298            37,098,104.89           9.89
 6.501% to  7.000%            733            61,458,946.02          16.39
 7.001% to  7.500%            146            15,583,310.57           4.16
 7.501% to  8.000%            113            10,974,713.30           2.93
 8.001% to  8.500%             60             4,679,494.82           1.25
 8.501% to  9.000%             46             4,369,756.49           1.17
 9.001% to  9.500%             38             2,637,846.16           0.70
 9.501% to 10.000%             27             2,732,784.39           0.73
10.001% to 10.500%              6               465,905.87           0.12
10.501% to 11.000%              1                48,951.65           0.01
------------------------------------------------------------------------------
Total.................      3,846          $374,999,168.86         100.00%
==============================================================================

                              ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES


                                             Aggregate        Percentage of
                           Number of          Unpaid          Cut-Off Date
Range of Maximum            Mortgage         Principal          Aggregate
Mortgage Rates              Loans             Balance        Principal Balance
--------------             ---------    ---------------      -----------------
12.001% to 12.500%               2           180,460.34            0.05
12.501% to 13.000%               7           892,691.34            0.24
13.001% to 13.500%              10         1,276,637.46            0.34
13.501% to 14.000%              59         7,409,947.84            1.98
14.001% to 14.500%             109        14,063,970.23            3.75
14.501% to 15.000%             297        39,732,561.94           10.60
15.001% to 15.500%             379        48,101,514.64           12.83
15.501% to 16.000%             565        65,340,235.52           17.42
16.001% to 16.500%             429        41,968,320.01           11.19
16.501% to 17.000%             546        48,791,306.74           13.01
17.001% to 17.500%             411        33,631,880.94            8.97
17.501% to 18.000%             382        28,337,899.44            7.56
18.001% to 18.500%             194        14,486,603.77            3.86
18.501% to 19.000%             147        11,158,242.51            2.98
19.001% to 19.500%              87         5,364,839.14            1.43
19.501% to 20.000%              83         5,906,826.20            1.58
20.001% to 20.500%              67         3,825,735.88            1.02
20.501% to 21.000%              43         2,597,167.52            0.69
21.001% to 21.500%              27         1,828,336.36            0.49
21.501% to 22.000%               2           103,991.04            0.03
----------------------------------------------------------------------------
Total.................        3846      $374,999,168.86          100.00%
=============================================================================

                              ADJUSTABLE RATE GROUP
                         RANGE OF MINIMUM MORTGAGE RATES


                                               Aggregate              Percentage of
                                                 Unpaid                Cut-Off Date
Range of Minimum          Number of             Principal                Aggregate
Mortgage Rates         Mortgage Loans            Balance             Principal Balance
--------------         --------------      ---------------           -----------------
 4.501% to  5.000%            5                 686,743.90                 0.18
 5.001% to  5.500%            5                 558,760.96                 0.15
 5.501% to  6.000%            1                 142,355.13                 0.04
 6.001% to  6.500%            2                 325,000.00                 0.09
 6.501% to  7.000%           22               3,025,118.83                 0.81
 7.001% to  7.500%           41               4,832,454.55                 1.29
 7.501% to  8.000%          123              16,320,903.60                 4.35
 8.001% to  8.500%          203              26,460,071.62                 7.06
 8.501% to  9.000%          485              58,868,939.94                15.70
 9.001% to  9.500%          512              56,793,940.21                15.15
 9.501% to 10.000%          656              65,619,621.04                17.50
10.001% to 10.500%          450              38,032,581.20                10.14
10.501% to 11.000%          457              36,821,326.62                 9.82
11.001% to 11.500%          258              21,326,660.92                 5.69
11.501% to 12.000%          186              14,771,464.78                 3.94
12.001% to 12.500%          138              10,107,261.49                 2.70
12.501% to 13.000%          113               8,530,297.86                 2.27
13.001% to 13.500%           78               4,902,148.60                 1.31
13.501% to 14.000%           68               4,180,276.09                 1.11
14.001% to 14.500%           37               2,217,491.60                 0.59
14.501% to 15.000%            3                 329,097.37                 0.09
15.001% to 15.500%            2                  72,861.51                 0.02
15.501% to 16.000%            1                  73,791.04                 0.02
--------------------------------------------------------------------------------------
Total.................     3846            $374,999,168.86               100.00%
======================================================================================

                              ADJUSTABLE RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS


                                                              Percentage of
                                              Aggregate         Cut-Off
                             Number of         Unpaid          Aggregate
                             Mortgage         Principal        Principal
Originator                    Loans            Balance           Balance
----------                   ---------      ---------------   -------------
Affiliated :
  RETAIL                         227          21,172,245.97         5.65
  BROKERS NETWORK               2552         225,524,943.69        60.14
Unaffiliated                    1067         128,301,979.20        34.21

--------------------------------------------------------------------------
Total...............            3846        $374,999,168.86       100.00%
==========================================================================

                              ADJUSTABLE RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                       Number of             Unpaid            Aggregate
                       Mortgage             Principal          Principal
State                    Loans               Balance            Balance
-----                  ---------        ---------------      -------------
Alaska                     2                 173,366.17         0.05
Arizona                  133              12,039,520.16         3.21
Arkansas                   5                 548,059.64         0.15
California               329              49,450,336.76        13.19
Colorado                 100              10,824,583.35         2.89
Connecticut              105              10,655,405.01         2.84
Delaware                   4                 319,380.19         0.09
Dist of Col               40               3,887,567.28         1.04
Florida                  524              48,050,971.46        12.81
Georgia                   55               5,320,003.74         1.42
Hawaii                    35               6,286,301.81         1.68
Idaho                     17               1,324,452.95         0.35
Illinois                 113               9,813,821.95         2.62
Indiana                  152               9,756,649.98         2.60
Iowa                      26               1,429,611.53         0.38
Kansas                    25               1,736,525.10         0.46
Kentucky                  42               2,580,383.27         0.69
Louisiana                 69               5,596,300.22         1.49
Maine                      1                  31,185.64         0.01
Maryland                 154              14,847,708.94         3.96
Massachusetts             34               4,307,617.47         1.15
Michigan                 141               9,351,571.21         2.49
Minnesota                 75               7,996,104.31         2.13
Mississippi               20               1,866,869.01         0.50
Missouri                  80               4,975,974.93         1.33
Montana                    1                  68,323.03         0.02
Nebraska                  39               2,699,742.79         0.72
Nevada                    34               3,740,640.37         1.00
New Jersey                72               7,811,627.07         2.08
New Mexico                37               3,572,626.69         0.95
New York                  58               6,630,723.65         1.77
North Carolina            91               7,167,022.45         1.91
Ohio                     234              16,649,197.73         4.44
Oklahoma                   5                 247,997.34         0.07
Oregon                   115              13,218,113.91         3.52
Pennsylvania             141              12,505,427.34         3.33
Rhode Island              14               1,259,254.29         0.34
South Carolina           103               5,710,141.45         1.52
Tennessee                 41               3,872,604.10         1.03
Texas                    156              15,980,118.08         4.26
Utah                     141              17,578,887.49         4.69
Virginia                  56               5,648,276.12         1.51
Washington               183              24,811,348.30         6.62
West Virginia              3                 112,410.74         0.03
Wisconsin                 39               2,436,047.49         0.65
Wyoming                    2                 108,366.35         0.03
--------------------------------------------------------------------------
Total...............    3846            $374,999,168.86       100.00%
==========================================================================

Item 7.           Financial Statements: Pro Forma Financial Information and
                  Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                   1.1 Underwriting Agreement, dated May 22, 1998, between Aames Capital Acceptance Corp., as Transferor, and Prudential Securities Incorporated, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

                   1.2 Pricing Agreement, dated May 22, 1998, between Aames Capital Acceptance Corp., as Transferor, and Prudential Securities Incorporated, as Representative of the several Underwriters named in Schedule I thereto.

                   4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, between Aames Capital Acceptance Corp., as Transferor, Aames Capital Corporation, as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                   4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.

                   10.1 Initial Mortgage Loan Conveyance Agreement, dated as of June 1, 1998, between Aames Capital Corporation, as Seller, and Aames Capital Acceptance Corp., as Transferor.

                   10.2 Subsequent Mortgage Loan Conveyance Agreement, dated as of June 30, 1998, between Aames Capital Corporation, as Seller, and Aames Capital Acceptance Corp., as Transferor.

                   10.3 Subsequent Transfer Agreement, dated as of June 30, 1998, between Aames Capital Acceptance Corp., as Transferor, and Bankers Trust Company of California, N.A., as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AAMES CAPITAL ACCEPTANCE CORP.


                                       By:  /s/ Joseph Magnus
                                          -------------------------------------
                                          Joseph Magnus
                                          Executive Vice President



         Dated:  July 24, 1998

                                  EXHIBIT INDEX


      Exhibit No.    Description of Exhibit
      -----------    ----------------------
         1.1         Underwriting Agreement, dated May 22, 1998, between Aames
                     Capital Acceptance Corp., as Transferor, and Prudential
                     Securities Incorporated, as Representative of the several
                     Underwriters named in Schedule I to the Pricing Agreement.

         1.2         Pricing Agreement, dated May 22, 1998, between Aames
                     Capital Acceptance Corp., as Transferor, and Prudential
                     Securities Incorporated, as Representative of the several
                     Underwriters named in Schedule I thereto.

         4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, between Aames Capital Acceptance Corp., as Transferor,
                     Aames Capital Corporation, as Servicer, and Bankers Trust
                     Company of California, N.A., as Trustee.

         4.2         Financial Guaranty Insurance Policy issued by the Financial
                     Guaranty Insurer, Financial Security Assurance Inc.

         10.1        Initial Mortgage Loan Conveyance Agreement, dated as of
                     June 1, 1998, between Aames Capital Corporation, as Seller, and Aames Capital Acceptance Corp., as Transferor.

         10.2        Subsequent Mortgage Loan Conveyance Agreement, dated as of
                     June 30, 1998, between Aames Capital Corporation, as
                     Seller, and Aames Capital Acceptance Corp., as Transferor

         10.3 Subsequent Transfer Agreement, dated as of June 30, 1998, between Aames Capital Acceptance Corp., as Transferor, and
                     Bankers Trust Company of California, N.A., as Trustee.